Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

AMG SouthernSun U.S. Equity Fund

Supplement dated October 26, 2020 to the Prospectuses, dated February 1, 2020, as supplemented May 15, 2020, August 18, 2020 and September 18, 2020

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds, contained in the Funds’ Prospectuses, dated and supplemented as noted above.

Elliot Cunningham and Andrew E. Willson no longer serve as members of the investment team of SouthernSun Asset Management, LLC, the subadviser to the Funds (“SouthernSun”). Michael W. Cook, Sr. continues to be the portfolio manager of the Funds and is primarily responsible for the day-to-day management of the Funds. He is supported by SouthernSun’s investment team. Led by Mr. Cook, Sr., the team includes Phillip W. Cook, Michael S. Cross, James P. Dorman and Tread B. Thompson. Accordingly, all references to and information relating to Messrs. Cunningham and Willson in the Prospectuses are deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE